Exhibit 99.5
UNAUDITED DCP MIDSTREAM PARTNERS, LP PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS
     The unaudited pro forma condensed consolidated financial statements present the impact on our financial position and results of operations of our acquisition of a 25% interest in the East Texas Midstream Business from DCP Midstream, LLC, or Midstream, and 100% of Midstream’s 40% interest in Discovery Producer Services LLC, or Discovery. We also acquired a non-trading derivative instrument, or the Swap, that Midstream entered into in March 2007. We paid aggregate consideration consisting of approximately $244.7 million in cash, including $2.3 million for net working capital, the issuance of 620,404 common units valued at $27.0 million and the issuance of 12,661 general partner equivalent units valued at $0.6 million. The general partner equivalent units were issued in order for Midstream to maintain its 2% general partner interest. The pro forma financial statements as of March 31, 2007, and for the three months ended March 31, 2007, and for the years ended December 31, 2006, 2005 and 2004, have been prepared based on certain pro forma adjustments to our historical consolidated financial statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2006, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, as filed with the Securities and Exchange Commission, and are qualified in their entirety by reference to such historical consolidated financial statements and related notes contained in those reports. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes and with the historical consolidated financial statements and related notes thereto.
     The unaudited pro forma condensed consolidated balance sheet as of March 31, 2007, has been prepared as if this transaction had occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2007, and for the years ended December 31, 2006, 2005 and 2004, have been prepared as if this transaction had occurred on January 1, 2004. Midstream entered into the Swap in March 2007; therefore, the pro forma adjustments related to the Swap only impact the balance sheet as of March 31, 2007 and the statement of operations for the three months ended March 31, 2007. Since this is a transaction between entities under common control, the pro forma financial statements are combined on an “as if” pooling basis. Accordingly, the historic impact of the acquired assets and liabilities are carried forward.
     The pro forma adjustments are based upon currently available information and certain estimates and assumptions; therefore, actual adjustments will differ from the pro forma adjustments. Management believes, however, that the assumptions provide a reasonable basis for presenting the significant effects of the transaction as contemplated, and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed consolidated financial statements.
     The unaudited pro forma condensed consolidated financial statements may not be indicative of the results that actually would have occurred if we had owned our interest in the East Texas Midstream Business and Discovery during the periods presented.

DCP MIDSTREAM PARTNERS, LP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 2007
($ in millions)

		The East	Discovery				DCP
	DCP	Texas	Producer	Pro Forma	Pro Forma		Midstream
	Midstream	Midstream	Services	Adjustments —	Adjustments —		Partners, LP
	Partners, LP	Business	LLC	Elimination	Other		Pro Forma
				(a)

ASSETS
Current assets:
Cash and cash equivalents	$29.4	$—	$30.9	$(30.9)	$244.7	(b)	$29.4
					(244.7	)(c)
Accounts receivable	68.1	15.8	33.6	(49.4)	—		68.1
Other	43.1	0.1	3.1	(3.2)	—		43.1

Total current assets	140.6	15.9	67.6	(83.5)	—		140.6
Restricted investments	102.0	—	19.9	(19.9)	—		102.0
Property, plant and equipment, net	193.6	230.0	376.0	(606.0)	—		193.6
Goodwill and intangible assets, net	32.0	—	—	—	—		32.0
Equity method investments	6.1	—	—	—	166.8	(c)	172.9
Other non-current assets	5.1	—	—	—	0.3	(c)	5.4

Total assets	$479.4	$245.9	$463.5	$(709.4)	$167.1		$646.5

LIABILITIES AND PARTNERS’ EQUITY
Current liabilities:
Accounts payable	$96.4	$36.1	$34.8	$(70.9)	$—		$96.4
Other	8.6	4.8	11.3	(16.1)	1.5	(c)	10.1

Total current liabilities	105.0	40.9	46.1	(87.0)	1.5		106.5
Long-term debt	268.0	—	—	—	244.7	(b)	512.7
Other long-term liabilities	5.0	2.3	3.8	(6.1)	1.7	(c)	6.7

Total liabilities	378.0	43.2	49.9	(93.1)	247.9		625.9

Commitments and contingent liabilities

Partners’ equity:
Members’ capital	—	—	413.6	(413.6)	—		—
Predecessor equity	—	202.7	—	(202.7)	—		—
Common unitholders	226.1	—	—	—	27.0	(c)	144.7
				—	(108.4	)(c)
Class C unitholders	(20.6)	—	—	—	—		(20.6)
Subordinated unitholders	(99.6)	—	—	—	—		(99.6)
General partner interest	(4.9)	—	—	—	0.6	(c)	(4.3)
Accumulated other comprehensive income	0.6	—	—	—	—		0.6

Total	101.6	202.7	413.6	(616.3)	(80.8)		20.8
Less treasury units	0.2	—	—	—	—		0.2

Total partners’ equity	101.4	202.7	413.6	(616.3)	(80.8)		20.6

Total liabilities and partners’ equity	$479.4	$245.9	$463.5	$(709.4)	$167.1		$646.5

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM PARTNERS, LP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2007
($ in millions, except per unit amounts)

		The East	Discovery				DCP
	DCP	Texas	Producer	Pro Forma	Pro Forma		Midstream
	Midstream	Midstream	Services	Adjustments —	Adjustments —		Partners, LP
	Partners, LP	Business	LLC	Elimination	Other		Pro Forma
				(a)

Total operating revenues	$240.1	$94.4	$52.5	$(146.9)	$(2.9	)(d)	$237.2

Operating costs and expenses:
Purchases of natural gas, propane and NGLs	210.9	72.2	33.5	(105.7)	—		210.9
Operating and maintenance expense	6.6	7.4	6.8	(14.2)	—		6.6
Depreciation and amortization expense	3.4	3.7	6.5	(10.2)	—		3.4
General and administrative expense	4.8	2.8	0.5	(3.3)	—		4.8

Total operating costs and expenses	225.7	86.1	47.3	(133.4)	—		225.7

Operating income	14.4	8.3	5.2	(13.5)	(2.9)		11.5
Interest income	1.7	—	0.7	(0.7)	—		1.7
Interest expense	(3.8)	—	—	—	(3.5	)(e)	(7.3)
Earnings from equity method investments	0.2	—	—	—	3.8	(f)	6.1
					2.1	(g)
Other income	—	—	0.7	(0.7)	—		—

Net income	$12.5	$8.3	$6.6	$(14.9)	$(0.5)		$12.0
Less:
General partner interest in net income	(0.3)				—		(0.3)

Net income allocable to limited partners	$12.2				$(0.5)		$11.7

Net income per limited partner unit — basic and diluted	$0.58						$0.56

Weighted-average limited partner units outstanding — basic and diluted	17.7				0.6		18.3
See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM PARTNERS, LP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006
($ in millions, except per unit amounts)

		The East	Discovery				DCP
	DCP	Texas	Producer	Pro Forma	Pro Forma		Midstream
	Midstream	Midstream	Services	Adjustments —	Adjustments —		Partners, LP
	Partners, LP	Business	LLC	Elimination	Other		Pro Forma
				(a)

Total operating revenues	$795.8	$485.4	$197.3	$(682.7)	$—		$795.8

Operating costs and expenses:
Purchases of natural gas, propane and NGLs	700.4	385.3	119.6	(504.9)	—		700.4
Operating and maintenance expense	23.7	25.2	24.1	(49.3)	—		23.7
Depreciation and amortization expense	12.8	14.6	25.6	(40.2)	—		12.8
General and administrative expense	21.0	11.5	2.4	(13.9)	—		21.0

Total operating costs and expenses	757.9	436.6	171.7	(608.3)	—		757.9

Operating income	37.9	48.8	25.6	(74.4)	—		37.9
Interest income	6.3	—	2.4	(2.4)	—		6.3
Interest expense	(11.5)	—	—	—	(14.0	)(e)	(25.5)
Earnings from equity method investments	0.3	—	—	—	16.9	(f)	29.0
					11.8	(g)

Other income	—	—	2.1	(2.1)	—		—

Income before income taxes	33.0	48.8	30.1	(78.9)	14.7		47.7
Income tax expense	—	1.8	—	(1.8)	—		—

Net income	$33.0	$47.0	$30.1	$(77.1)	$14.7		$47.7
Less:
Net loss attributable to predecessor operations	2.3				—		2.3
General partner interest in net income	(0.7)				(0.3)		(1.0)

Net income allocable to limited partners	$34.6				$14.4		$49.0

Net income per limited partner unit — basic and diluted	$1.90						$2.31

Weighted-average limited partner units outstanding — basic and diluted	17.5				0.6		18.1
See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM PARTNERS, LP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
($ in millions, except per unit amounts)

		The East	Discovery				DCP
	DCP	Texas	Producer	Pro Forma	Pro Forma		Midstream
	Midstream	Midstream	Services	Adjustments —	Adjustments —		Partners, LP
	Partners, LP	Business	LLC	Elimination	Other		Pro Forma
				(a)

Total operating revenues	$1,144.3	$546.0	$122.7	$(668.7)	$—		$1,144.3

Operating costs and expenses:
Purchases of natural gas, propane and NGLs	1,047.3	444.1	64.5	(508.6)	—		1,047.3
Operating and maintenance expense	22.4	20.2	11.3	(31.5)	—		22.4
Depreciation and amortization expense	12.7	14.0	24.8	(38.8)	—		12.7
General and administrative expense	14.2	9.9	2.0	(11.9)	—		14.2

Total operating costs and expenses	1,096.6	488.2	102.6	(590.8)	—		1,096.6

Operating income	47.7	57.8	20.1	(77.9)	—		47.7
Interest income	0.5	—	1.7	(1.7)	—		0.5
Interest expense	(0.8)	—	—	—	(11.5	)(e)	(12.3)
Earnings from equity method investments	0.4	—	—	—	10.8	(f)	25.7
					14.5	(g)

Other income	—	—	(1.0)	1.0	—		—

Income before income taxes	47.8	57.8	20.8	(78.6)	13.8		61.6
Income tax expense	3.3	—	—	—	—		3.3

Income before cumulative effect of change in accounting principle	44.5	57.8	20.8	(78.6)	13.8		58.3
Cumulative effect of change in accounting principle	—	—	(0.2)	0.2	—		—

Net income (loss)	$44.5	$57.8	$20.6	$(78.4)	$13.8		$58.3
Less:
Net income attributable to predecessor operations	(39.8)				(12.3)		(52.1)
General partner interest in net income	(0.1)				—		(0.1)

Net income allocable to limited partners	$4.6				$1.5		$6.1

Net income per limited partner unit — basic and diluted	$0.20						$0.23

Weighted-average limited partner units outstanding — basic and diluted	17.5				0.6		18.1
See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DCP MIDSTREAM PARTNERS, LP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
($ in millions)

		The East	Discovery				DCP
	DCP	Texas	Producer	Pro Forma	Pro Forma		Midstream
	Midstream	Midstream	Services	Adjustments —	Adjustments —		Partners, LP
	Partners, LP	Business	LLC	Elimination	Other		Pro Forma
				(a)

Total operating revenues	$834.0	$386.4	$99.9	$(486.3)	$—		$834.0

Operating costs and expenses:
Purchases of natural gas, propane and NGLs	760.6	310.3	45.4	(355.7)	—		760.6
Operating and maintenance expense	19.8	16.3	19.2	(35.5)	—		19.8
Depreciation and amortization expense	14.7	14.4	22.8	(37.2)	—		14.7
General and administrative expense	8.7	8.4	1.4	(9.8)	—		8.7

Total operating costs and expenses	803.8	349.4	88.8	(438.2)	—		803.8

Operating income	30.2	37.0	11.1	(48.1)	—		30.2
Interest income	—	—	0.6	(0.6)	—		—
Interest expense	—	—	—	—	(6.8	)(e)	(6.8)
Earnings from equity method investments	0.6	—	—	—	7.8	(f)	17.7
					9.3	(g)

Impairment of equity method investment	(4.4)	—	—	—	—		(4.4)
Other income	—	—	—	—	—		—

Income before income taxes	26.4	37.0	11.7	(48.7)	10.3		36.7
Income tax expense	2.5	—	—	—	—		2.5

Net income (loss)	$23.9	$37.0	$11.7	$(48.7)	$10.3		$34.2
Less:
Net (income) loss attributable to predecessor operations	(23.9)				(10.3)		(34.2)

Net income allocable to limited partners	$—				$—		$—

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED DCP MIDSTREAM PARTNERS, LP
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
Note 1. Basis of Presentation
     Unless the context clearly indicates otherwise, references in this report to “we,” “our,” “us” or like terms refer to DCP Midstream Partners, LP, or Partners. The historical financial information is derived from our historical consolidated financial statements. The pro forma adjustments have been prepared as if we acquired the 25% interest in the East Texas Midstream Business, 100% of Midstream’s 40% interest in Discovery, and the Swap, on March 31, 2007, for the balance sheet, and on January 1, 2004, for the statements of operations. Midstream entered into the Swap in March 2007; therefore, the pro forma adjustments related to the Swap only impact the balance sheet as of March 31, 2007 and the statement of operations for the three months ended March 31, 2007. Since this is a transaction between entities under common control, the pro forma financial statements are combined on an “as if” pooling basis. Accordingly, the historic cost of the acquired assets and liabilities are carried forward.
     The pro forma condensed consolidated financial statements reflect the following transactions:
•	the borrowing of $244.7 million under our existing credit facility to finance the acquisition;

•	the acquisition of the 25% interest in the East Texas Midstream Business and 100% of Midstream’s 40% interest in Discovery;

•	the acquisition of the Swap. In March 2007, Midstream entered into a crude oil swap, a non-trading derivative, to mitigate a portion of the price risk from July 2007 through December 2012. The Swap is for approximately 1.9 million barrels at $66.72 per barrel; and

•	the distribution to Midstream of the aggregate consideration consisting of approximately $244.7 million in cash, including $2.3 million for net working capital, and the issuance of 620,404 common units and 12,661 general partner equivalent units. The general partner equivalent units were issued in order for Midstream to maintain its 2% general partner interest.
     As a result of this transaction, Partners’ omnibus services agreement with Midstream increased by $0.2 million annually for incremental general and administrative expenses, subject to annual increases in the Consumer Price Index.
Note 2. Pro Forma Adjustments and Assumptions
(a)	Reflects adjustments to eliminate 100% of the activity of the East Texas Midstream Business and Discovery, as Partners will account for these investments under the equity method.

(b)	Reflects $244.7 million of proceeds to us from borrowings under our existing credit facility.

(c)	Reflects the acquisition from Midstream of 25% of the East Texas Midstream Business, 100% of Midstream’s 40% interest in Discovery, and the Swap, along with the related distribution to Midstream of the aggregate consideration. This acquisition will be recorded at historical cost as it is considered a transaction between entities under common control. The consideration was allocated as follows, subject to customary purchase price adjustments ($ in millions):

Cash consideration	$244.7
Common units	27.0
General partner equivalent units	0.6

Aggregate consideration	272.3
Historical cost of interest in the East Texas Midstream Business	(50.7)
Historical cost of interest in Discovery	(116.1)
Historical cost of the Swap	2.9

Adjustment to net parent equity for excess consideration	$108.4

The historical cost of the interest in Discovery includes the net difference between the carrying amount of Discovery and the underlying equity of Discovery, or the Outside Basis. As of March 31, 2007, the Outside Basis in Discovery was a deficit of $47.4 million.
The historical cost of the Swap consists of a non-current asset of $0.3 million, a current liability of $1.5 million and a long-term liability of $1.7 million.
The adjustment to net parent equity was allocated to the common units. The value of the common units and general partner equivalent units above was based on the average market value of Partners’ common units for the ten days prior to the announcement of this transaction.
(d)	Reflects losses from non-trading derivative activity — affiliates associated with the acquisition of the Swap.

(e)	Reflects the increase in interest expense associated with the incremental debt for the acquisition described in (b) above. The following presents the weighted average interest rates used to calculate the increase in interest expense for the respective periods ($ in millions):

Weighted
Average
Interest
Rate
Three months ended March 31, 2007	5.71%
Year ended December 31, 2006	5.71%
Year ended December 31, 2005	4.71%
Year ended December 31, 2004	2.79%
The effect of a 0.125% variance in interest rates on pro forma interest expense would have been approximately $0.3 million annually.

(f)	Reflects the increase in earnings from equity method investments associated with the acquisition of the 40% interest in Discovery. The increase in earnings from equity method investments includes amortization of the Outside Basis in Discovery. The following presents the increase in earnings from equity method investments for the respective periods ($ in millions):

	Three Months
	Ended March 31,	Year Ended December 31,
	2007	2006	2005	2004
Our share of Discovery’s historical net income	$2.6	$12.0	$6.9	$3.9
Amortization of the Outside Basis	1.2	4.9	3.9	3.9

Increase in earnings from equity method investments	$3.8	$16.9	$10.8	$7.8

(g)	Reflects the increase in earnings from equity method investments associated with the acquisition of the 25% interest in the East Texas Midstream Business.
Note 3. Pro Forma Net Income Per Limited Partner Unit
     Our net income is allocated to the general partner and the limited partners, including the holders of the subordinated units, in accordance with their respective ownership percentages, after giving effect to incentive distributions paid to the general partner.
     Securities that meet the definition of a participating security are required to be considered for inclusion in the computation of basic earnings per unit using the two-class method. Under the two-class method, earnings per unit is calculated as if all of the earnings for the period were distributed under the terms of the partnership agreement, regardless of whether the general partner has discretion over the amount of distributions to be made in any particular period, whether those earnings would actually be distributed during a particular period from an economic or practical perspective, or whether the general partner has other legal or contractual limitations on its ability to pay distributions that would prevent it from distributing all of the earnings for a particular period.
     These required disclosures do not impact our overall net income or other financial results; however, in periods in which aggregate net income exceeds certain distribution levels, it will have the impact of reducing net income per limited partner unit, or LPU. This result occurs as a larger portion of our aggregate earnings, as if distributed, is allocated to the incentive distribution rights of the general partner, even though we make distributions on the basis of available cash and not earnings. In periods in which our aggregate net income per unit does not exceed certain distribution levels, there is no impact on our calculation of earnings per LPU. During the three months ended March 31, 2007 and the years ended December 31, 2006 and 2005, our pro forma aggregate net income per unit exceeded certain distribution levels, and as a result we allocated $1.4 million, $7.2 million and $1.9 million, respectively, in additional earnings to the general partner.
     Basic and diluted net income per LPU is calculated by dividing limited partners’ interest in pro forma net income, less pro forma general partner incentive distributions as described above, by the pro forma weighted average number of outstanding LPUs during the period, assuming each of the following were outstanding since January 1, 2005:
•	10,357,143 common units and 7,142,857 subordinated units issued in connection with our December 2005 initial public offering; and

•	620,404 common units issued in connection with this transaction.

     The following table illustrates our calculation of pro forma net income per LPU ($ in millions, except per unit amounts):

	Three Months
	Ended March 31,	Year Ended December 31,
	2007	2006	2005
Pro forma net income	$12.0	$47.7	$58.3
Less: net loss (income) attributable to predecessor operations	—	2.3	(52.1)

Pro forma net income attributable to partnership	12.0	50.0	6.2
Less: general partner interest in net income	(0.3)	(1.0)	(0.1)

Pro forma limited partners’ interest in net income	11.7	49.0	6.1
Less: additional earnings allocated to general partner	(1.4)	(7.2)	(1.9)

Pro forma net income available to limited partners	$10.3	$41.8	$4.2

Pro forma net income per LPU — basic and diluted	$0.56	$2.31	$0.23